ORIGINAL

EMC CORPORATION                                                        No. 11954

                                      EMC^2

                             MASTER LEASE AGREEMENT

This MASTER LEASE AGREEMENT (hereinafter called the "Master Agreement") is entered into by and between EMC Corporation, a Massachusetts corporation (hereinafter called "Lessor"), having its principal place of business at 171 South Street, Hopkinton, MA 01748, and Mail.com, Inc. (hereinafter called "Lessee"), having a principal place of business at 11 Broadway, Suite 660, New York, NY 10004

                                  I. THE LEASE

1.1 Lease of Equipment. In accordance with the terms and conditions of this Master Agreement, Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, the units of personal property (hereinafter individually called a "Unit" and collectively called "Equipment") described in supplement(s) which are executed pursuant to and incorporate the terms of this Master Agreement (each hereinafter, a "Supplement"). Each Supplement shall constitute a separate, distinct, and independent lease and contractual obligation of Lessee. The term "Lease" as used hereinafter shall refer to an individual Supplement which incorporates the terms of this Master Agreement. Lessor or its assignee shall retain the full legal title to the Equipment, it being expressly agreed by both parties that this Master Agreement and each Lease shall constitute an agreement of lease only. Each Lease shall be binding upon Lessor and Lessee from the date of acceptance and execution of the applicable Supplement, by Lessor at its headquarters.

1.2 Term of Lease. The original term of lease for each Unit (hereinafter the "Original Term") shall commence on the date specified in the applicable Supplement and, subject to Section 2.5 below, shall terminate as specified in such Supplement. No Lease may be canceled by Lessee for any reason whatsoever.

1.3 Disclaimers; Warranties. LESSEE ACKNOWLEDGES AND AGREES THAT LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES ARISING OUT OF OR RELATED TO LESSEE'S USE OR OPERATION OF THE EQUIPMENT. LESSOR EXPRESSLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE FOR THE EQUIPMENT OR OTHER PRODUCTS, DOCUMENTATION AND SERVICES PROVIDED HEREIN. IN NO EVENT SHALL LESSOR BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR ASSOCIATED WITH THE EQUIPMENT OR THE LEASE THEREOF EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

1.4 Rental Payments. Lessee shall pay rental to Lessor for the Unit(s) in the amounts and on the dates specified in the applicable Supplement. If any rental or other amount due hereunder is not paid within five (1.5) of the due date thereof, Lessee shall pay to Lessor on demand, as additional rental, interest thereon from the due date until payment at a rate equal to the lesser of (i) eighteen (18%) per annum, or (ii) the maximum rate permitted by law. All rental and other amounts payable by Lessee to Lessor hereunder shall be paid to Lessor at the address specified above, or at such other place as Lessor may designate in writing to Lessee. Time is of the essence with respect to all of Lessee's obligations under any Lease.

1.5 Return of Equipment. Upon expiration of the Original Term, Lessee will immediately return the Equipment to Lessor as provided in Section 2.3 below. Should Lessee not return the Equipment at the end of the Original Term, the Equipment shall continue to be held and leased hereunder, and the Lease shall thereupon be extended for successive three (3) month terms, at the same monthly rental, subject to the right of either Lessee or the Lessor to terminate the Lease upon ninety (90) days written notice, whereupon the Lessee shall forthwith deliver the Equipment to the Lessor. If Lessee fails to return the Equipment upon demand therefor by Lessor, Lessee shall pay Lessor, as the reasonable measure of Lessor's damages, the value, at replacement cost, of the Equipment so converted.

                             II. COVENANTS OF LESSEE

2.1 Payment of Rental and Other Monies. Each lease is a net lease and Lessee acknowledges and agrees that Lessee's obligation to pay all rental and other sums payable hereunder, and the rights of Lessor in and to such payments, shall be absolute and unconditional and shall not be subject to any abatement, reduction, setoff, counterclaim or other defense for any reason whatsoever. It being the intent of Lessor, and an inducement to Lessor, to enter into the Lease, to claim all available tax benefits of ownership with respect to the Equipment, Lessee acknowledges and agrees that (i) no right, title or interest in the Equipment has been or is intended to be passed to Lessee, other than the right to maintain possession and use of the Equipment for the Original Term, conditioned on Lessee's performance of the terms and conditions of the Lease, (ii) Lessee has not taken and will not at any time during the Original Term take any action which shall cause Lessor to lose any tax benefits of ownership, and
      (iii) the Stipulated Loss Values (defined in the applicable Lease) agreed to under this Lease are intended to provide recovery by Lessor of such lost tax benefits of ownership.

2.1.1 Acceptance of Equipment. Lessee's acceptance of the Equipment shall be conclusively and irrevocably evidenced by Lessee executing the Certificate of Delivery and Acceptance and upon acceptance the Lease of such Equipment shall be noncancellable for the Original Term unless otherwise agreed to in writing by Lessor.

2.2 Use of Equipment. Lessee shall use the Equipment solely in the conduct of its business, in a manner and for the use contemplated by the manufacturer thereof, and in compliance with all laws, rules and regulations of every governmental authority having jurisdiction over the Equipment and with the provisions of all policies of insurance carried by Lessee pursuant to
      Section 2.6 below; provided, however, Lessee shall have the right to allow third parties, under Lessee's supervision, to use the Equipment, so long as Lessee shall retain uninterrupted possession and control of the Equipment. Lessee shall pay all costs, expenses, fees and charges incurred in connection with the use and operation of the Equipment.

2.3 Delivery, Installation, Maintenance and Repair. Lessee shall be solely responsible, at its own expense, for the delivery of the Equipment to Lessee, the packing, rigging and delivery of the Equipment back to Lessor upon expiration of the Original Term in good repair, condition, and working order, ordinary wear and tear excepted, at the location(s) within the continental United States specified by Lessor. Lessee is also solely responsible for the installation, de-installation, maintenance and repair of the Equipment. Lessee shall, at its expense, (a) keep the Equipment in good repair, condition and working order, ordinary wear and tear excepted, and (b) at the expiration of the Original Term or any renewal term have the Equipment inspected and certified as acceptable for maintenance service by the manufacturer. Lessor shall be entitled to inspect the Equipment at Lessee's location at reasonable times.

2.4 Taxes. Lessee agrees to pay, and to indemnify and hold Lessor harmless from, all license fees, assessments, and sales, use, property, excise and other taxes and charges ("Imposts") (other than those measured by Lessor's net income) now or hereafter imposed by any governmental body or agency upon or with respect to (a) the Equipment or the possession, ownership, use or operation thereof or (b) this Master Agreement, any Lease, or the consummation of the transactions herein contemplated. All required personal property tax returns relating to the Equipment shall be filed by Lessee unless otherwise provided in writing. Lessee shall reimburse Lessor promptly upon demand for the amount of any Imposts remitted by Lessor which are required hereunder to be borne by Lessee.

2.5 Loss of Equipment. Lessee shall bear the entire risk of the Equipment being lost, destroyed or otherwise rendered permanently unfit or unavailable for use from any cause whatsoever (hereinafter called an "Event of Loss") after its delivery to Lessee. If an Event of Loss shall occur with respect to any Unit, Lessee shall promptly and fully notify Lessor thereof. On the rental payment date following such notice Lessee shall pay to Lessor an amount equal to the rental payment or payments due and payable for such Unit on such date plus a sum equal to the Stipulated Loss Value (as defined in the applicable Supplement) of such Unit as of the date of such payment set forth in such Supplement. Upon the making of such payment by Lessee regarding any Unit, the rental obligation for such Unit shall cease, the Lease as to such Unit shall terminate and (except in the case of loss, theft or complete destruction) Lessor shall be entitled to recover possession of such Unit at Lessee's expense in accordance with the provisions of Section 2.3 above. Provided that Lessor has received the Stipulated Loss Value for any Unit, Lessee shall be entitled to the proceeds or any recovery in respect of such Unit from insurance or otherwise.

2.6 Insurance. Lessee shall obtain and maintain for the entire term of the Lease, at its own expense, property damage and liability insurance and insurance against loss or damage to the Equipment including, without limitation, loss by fire (including so-called extended coverage), theft and such other risks of loss as are required on the type of Equipment leased hereunder and by businesses in which Lessee is engaged in such amounts in such form and with such insurers as shall be satisfactory to Lessor, provided however, that such insurance for loss or damage of any Unit shall always be at a minimum, the amount of the Stipulated Loss Value of such Unit. Each insurance policy will name Lessee as insured and Lessor as an additional insured and loss payee thereof as Lessor's interests may appear and shall provide that it may not be canceled or altered without at least 30 days prior written notice to Lessor or its successors and assigns. Lessee shall provide to Lessor a certificate of insurance as evidence of insurance coverage prior to delivery of any Unit.

2.7 Indemnity. Lessee shall and does hereby indemnify Lessor and its successors and assigns against, and hold Lessor and its successors and assigns harmless from, any and all claims, demands, actions and suits, proceedings, costs, expenses, damages and liabilities, including reasonable attorneys' fees, hereinafter ("Claims"), arising out of, connected with or resulting from this Master Agreement, any Lease, or the Equipment, including, without limitation, the selection, ownership, control, maintenance, lease, purchase, delivery, possession, condition, use, operation, or return of the Equipment. Lessee shall give Lessor immediate notice of any Claim and Lessee shall satisfy, pay and discharge any and all judgments and fines that may be recovered against Lessor in connection with any such Claim. Lessor shall give Lessee written notice of any such Claim of which Lessor has knowledge. Except to the extent arising out of Lessor's negligence, bad faith or willful misconduct.

2.8 Possession; Assignment; Pledge. Without the prior written consent of Lessor, which such consent as it pertains to subsections (a) and (d), shall not be unreasonably withheld or delayed, Lessee shall not (a) sublease the Equipment, or any part thereof, provided, that Lessee may, without the prior written consent of Lessor, permit any parent or subsidiary of Lessee to use the Equipment, or any part thereof, in the ordinary course of its business, (b) assign, this Master Agreement or any Lease or its interest hereunder or thereafter, (c) create or incur any lien or encumbrance with respect to the Equipment, or any part thereof,
      (d) move the Equipment, or any part thereof, or permit any of the Equipment to be moved from the location at which it is first installed, or
      (e) permit the Equipment, or any part thereof, to be removed outside the continental limits of the United States.

2.9 Identification. At any time during the term of a Lease, Lessor may require Lessee to legibly mark each Unit subject to such Lease in a reasonably prominent location with a label, disc or other marking stating that the Equipment is owned by Lessor.

2.10 Alterations or Modifications. Lessee shall not make any alterations of or additions to the Equipment without the prior written consent of Lessor. At any time during the Original Term, of any Lease there may be added to such Lease additional Units of the same type as are rented thereunder for a term equal to the remaining Original Term and, subject to the terms and conditions hereof, at the rental rates applicable to such Equipment and term in effect at the time the order is placed, provided that the order is in writing and accepted by Lessor. Such acceptance shall be at the sole discretion of Lessor. All additions, attachments or accessories to or improvements of the Equipment shall immediately belong to and become property of the Lessor unless, at the request of Lessor, such additions, attachments or accessories to or improvements of the Equipment are removed prior to the return of said Equipment by Lessee. Lessee shall be responsible for the costs of such removal and shall restore the Equipment to the same operating condition as when it became subject to the Lease.

2.11 Equipment to be Personal Property. Lessee agrees that the Equipment shall be and remain personal property notwithstanding the manner in which it may be attached or affixed to realty, and Lessee shall do all acts and enter into all agreements necessary to ensure that the Equipment remains personal property.

2.12 Financial Statements. Lessee shall promptly furnish, or cause to be furnished, to Lessor such financial or other statements respecting the condition and operations of Lessee or respecting the Equipment as Lessor may from time to time reasonably request.

2.13 Lessee Representations. Lessee hereby represents, warrants and covenants that with respect to this Master Agreement and each Lease entered into hereunder:

      (a) The execution, delivery and performance thereof by the Lessee have been duly authorized by all necessary corporate action;
      (b)   The individual executing such was duly authorized to do so;
      (c) This Master Agreement and each Lease constitute the legal, valid and binding obligations of the Lessee enforceable in accordance with their respective terms.

                           III. DEFAULT AND REMEDIES

3.1 Events of Default. The occurrence of any of the following shall constitute an Event of Default hereunder: (a) Lessee shall fail to pay on the due date any rental or other payment due under any lease and such failure shall not be cured within 10 days after notice thereof from Lessor to Lessee, (b) any provision of this Master Agreement or any Lease or any provision in any document provided by Lessee for this Master Agreement or any Lease, or in any document furnished pursuant to the provisions hereof or otherwise, shall prove to have been false or misleading in any material respect as of the date when it was made, (c) Lessee shall fail to perform any provision, covenant, condition or agreement made by it under this Master Agreement or Lease, and such failure shall continue for twenty (20) days after notice thereof from Lessor to Lessee or (d) bankruptcy, receivership, insolvency, reorganization, dissolution, liquidation, or other similar proceedings shall be instituted by or against Lessee or all or any part of its property under the Federal Bankruptcy Code or other law of the United States or of any state law, and if against Lessee it shall consent thereto or shall fail to cause the same to be discharged within twenty (20) days, or (e) Lessee shall default under any agreement with respect to the purchase or installation of the Equipment, or (f) if Lessee or any guarantor of Lessee's obligations hereunder shall default under any other agreement with Lessor.

3.2 Remedies. If an Event of Default hereunder shall occur and be continuing, Lessor may exercise any one or more of the following remedies: (a) immediately terminate this Master Agreement and any or all Leases and Lessee's rights hereunder and thereunder, (b) proceed, by appropriate court action or actions either at law or in equity, to enforce performance by Lessee of the applicable covenants of the Lease or to recover damages for the breach thereof, (c) by notice in writing to Lessee, recover all amounts due on or before the date of the event of default, plus, as liquidated damages for loss of a bargain and not as a penalty, accelerate, and declare to be immediately due and payable all rentals and other sums payable under any or all such Leases, without any presentment, demand, protest or further notice (all of which hereby are expressly waived by Lessee), whereupon the same shall be and become immediately due and payable, and (d) personally, or by its agents take immediate possession of the Equipment, or any part thereof, from Lessee and for such purpose, enter upon Lessee's premises where any of the Equipment is located with or without notice or process of law and free from all claims by Lessee. The exercise of any of the foregoing remedies by Lessor shall not constitute a termination of any Lease unless Lessor so notifies Lessee in writing. Upon such an acceleration and declaration or other exercise of remedy, if Lessee shall pay all amounts payable hereunder through the expiration of the term and shall cure any and all defaults, Lessee shall be entitled to keep the equipment installed through the expiration of the term on the terms and conditions set forth herein.

3.3 Disposition of Equipment. In the event Lessor repossesses Equipment, Lessor may (a) lease the Equipment, or any portion thereof, in such a manner, for such time and upon such term(s) as Lessor may determine or (b) sell the Equipment, or any portion thereof, at one or more public or private sales, in such manner, and at such times and upon such terms as Lessor may determine. In the event that Lessor leases any such Units, any rentals received by Lessor for the Remaining Lease Term(s) (the period ending on the date when the Original Term for the Unit(s) would have expired if an Event of Default had not occurred) for such Units shall be applied to the payment of (i) all costs and expenses (including attorneys' fees) incurred by Lessor in retaking possession of, and removing, storing, repairing, refurbishing and leasing such Units, and (ii) the rentals for the remainder of the Original Term and all other sums, including past due rentals, remaining unpaid under the Lease. The balance of such rentals, if any, shall be applied first to reimburse Lessee for any sums previously paid by Lessee as liquidated damages, and any remaining amounts shall be retained by Lessor. All rentals received by Lessor for the period commencing after the expiration of the Remaining Lease Term(s) shall be retained by Lessor. Lessee shall remain liable to Lessor to the extent that the aggregate amount of the sums referred to in clauses (i) and (ii) above shall exceed the aggregate rentals received by Lessor under such leases for the respective Remaining Lease Term(s) applicable to the Units covered by such leases. In the event that Lessor shall sell or otherwise dispose of (other than pursuant to a lease) any such Unit, the proceeds thereof shall be applied to the payment of (i) all costs and expenses (including reasonable attorneys' fees) incurred by Lessor in retaking possession of, and removing, storing, repairing, refurbishing and selling or otherwise disposing of such Unit(s), (ii) the rentals that either did or would have accrued under the Lease but are unpaid up to the time of such sale or other disposition, (iii) any and all other sums (other than rentals) then owing to Lessor by Lessee under, and (iv) the Stipulated Loss Value of such Unit(s) determined as of the date of such sales or other disposition in accordance with the schedule set forth in the Lease for such Unit(s). The balance of such proceeds, if any, shall be applied first to reimburse Lessee for any sums previously paid by Lessee as liquidated damages, and any remaining amounts shall be retained by Lessor. Lessee shall remain liable to Lessor to the extent that the aggregate amount of the sums referred to in clauses (i) through (iv) above shall exceed the aggregate proceeds received by Lessor in connection with the sale or disposition of the Equipment (other than pursuant to a lease).

4.1 Performance of Lessee's Obligations. Upon Lessee's failure to pay any sum or perform any obligation hereunder when due, Lessor shall have the option, but shall in no case be obligated, to pay such sum or perform such obligation, whereupon such sum or the cost of such performance shall immediately become due and payable as additional rent from Lessee to Lessor with interest at the highest legal rate from the date payment or performance was due.

4.2 Assignment. No right, obligation or interest of Lessee with respect to this Master Agreement, any Lease or Equipment shall, without the prior written consent of Lessor, be assignable by Lessee and any such purported assignment shall be null and void. Lessor may, at anytime, without the consent of Lessee, assign the Master Agreement and any Lease or any interest herein or therein to any party. In the event of any assignment of Lessor, the assignee shall have all of Lessor's rights hereunder, but none of its obligations, and upon receipt by Lessee of written notice of any such assignment, Lessee shall make all payments thereafter becoming due under any assigned Lease to such assignee without regard to any set-off, defense or counter claim that Lessee may have against Lessor.

4.3 Quiet Enjoyment. So long as Lessee shall not be in default hereunder and Lessor continues to receive all rent and other sums payable by Lessee hereunder in accordance with the terms hereof, neither Lessor nor its assignee, shall interfere with Lessee's right of quiet enjoyment and use of the Equipment.

4.4 Further Assurances. Lessee agrees that at any time, and from time to time, after the execution and delivery of this Lease, it shall, upon the request of Lessor, execute and deliver such further documents and do such further acts and things as Lessor may reasonably request in order fully to effect the purposes of this Lease including without limitation, the filing of financial and confirmation statements. Lessee authorizes Lessor to file a financing statement or any confirmation statements signed only by Lessor in accordance with the Uniform Commercial Code or signed by Lessor as Lessee's attorney in fact.

4.5 Rights, Remedies, Powers. Each and every right, remedy and power granted to Lessor hereunder shall be cumulative and in addition to any other right, remedy or power herein specifically granted or now or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by Lessor from time to time concurrently or independently and as often and in such order as Lessor may deem expedient. And any failure or delay on the part of Lessor in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect Lessor's right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power.

4.6 Notices. Any notice, request, demand, consent, approval or other communication provided or permitted hereunder shall be in writing and shall be conclusively deemed to have been received by a party hereto on the day it is delivered to such party at its address set forth above (or at such other address as such party shall specify to the other party in writing), or if sent by registered or certified mall, return receipt requested, on the third business day after the day on which mailed, addressed to such party at such address.

4.7 Section Headings. Section headings are inserted for convenience only and shall not affect any construction or interpretation of any Lease.

4.8   Binding Effect. Each Lease, subject to the provisions of Sections 2.8 and
      4.3 hereof, shall be binding upon and shall inure to the benefit of the respective successors and assigns of the Lessee and Lessor.

4.9 Governing Law. Each Lease shall be governed in all respects by the laws of the Commonwealth of Massachusetts.

4.10 Entire Lease. Each Lease, consisting of the terms and conditions of this Master Agreement, a Supplement, and any Amendments, Schedules or Riders to either of them, constitutes the entire agreement between Lesser and Lessee. No waiver, consent, modification or change of terms of this Lease shall bind either party unless in writing signed by both parties, and then such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. There are no understandings, agreements, representations or warranties, express or implied, not specified therein regarding any Lease or the Equipment leased thereunder. Any terms and conditions of any purchase order or other document (with the exception of Supplements) submitted by Lessee in connection with any Lease which are in addition to or inconsistent with the terms and conditions of such Lease will not be binding on Lessor and will not apply to the Lease. LESSEE BY THE SIGNATURE BELOW OF ITS AUTHORIZED REPRESENTATIVE ACKNOWLEDGES THAT IT HAS READ THIS MASTER AGREEMENT, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS WITH RESPECT TO ANY LEASE ENTERED INTO HEREUNDER.

LEASE ACCEPTED BY:

      EMC CORPORATION, (Lessor)                 Mail.com, Inc. (Lessee)


      BY:                                       BY: /s/ Debra L. McClister
         -----------------------------             -----------------------------

      TITLE:                                    TITLE: EVP & CFO
            --------------------------                --------------------------

                                  Addendum One
                                       to
                        Master Lease Agreement No. 11954
                                     between
                       Mail.com, Inc. and EMC Corporation

5.1 Option To Extend. Provided that no Event of Default exists under the Lease, Lessee shall have the option to renew or extend the Lease of any or all of the Equipment at the end of the Initial Term or any extension thereof ("Extended Term") for an Extended Term of one year, two years or three years. The Monthly Rental during any Extended Term shall be the Fair Market Value rental for the Equipment at the commencement of any Extended Term for the term chosen. Such option may be exercised by Lessee by giving written notice to Lessor not less than sixty (60) days prior to the expiration of the Initial Term or any Extended Term then in effect.

5.2 Option to Purchase. Provided that no Event of Default exists under the Lease, the Lessee shall have the option to purchase any or all of the Equipment at the expiration of the Initial Term or any Extended Term for a purchase price equal to the Fair Market Value of the Equipment at such point in time. Such option may be exercised by Lessee by giving written notice to the Lessor not less than sixty (60) days prior to the expiration of the Initial Lease Term or any Extended Term then in effect. On the expiration date of the Initial Term or any Extended Term, if Lessee has elected to purchase the Equipment, Lessee shall purchase from Lessor, and Lessor shall sell to Lessee the Equipment on an AS IS, WHERE IS, BASIS except that Lessor shall warrant title and that the equipment is free and clear of all liens and encumbrances arising by or through the Lessor, except for taxes or other impositions for which Lessee is obligated to pay under the Lease or conversion to Purchase. Lessor shall provide Lessee with a Bill of Sale following the payment in full. Monthly lease payments shall continue to accrue at the then current lease rate until the full Purchase Price plus any and all tax is paid to Lessor.

5.3 Fair Market Value. Fair Market Value shall be determined on the basis of and shall mean the amount which would be obtainable and paid in an arms length transaction between an informed and willing buyer or lessee, as the case may be, (other than lessee currently in possession) and an informed and willing seller or lessor. If Lessor and Lessee can not agree upon the Fair Market Value for the Equipment, the Fair Market Value shall be determined in accordance with the following: Lessor and Lessee shall each obtain an appraisal of the Equipment from an independent appraiser selected by each party. The average of such two
(2) appraisals shall be the Fair Market Value for the Equipment. Notwithstanding the foregoing, if the two (2) appraisals vary in value by more than fifteen percent (15%), than the two (2) appraisers selected by Lessor and Lessee shall select a third independent appraiser who will provide an appraisal of the Equipment. The results of the appraisal of the third independent appraiser shall be the Fair Market Value of the Equipment. The expense of such appraisals shall be borne equally by Lessor and Lessee.

5.4 Prepayment. Provided that no Event of Default exists under the Lease, Lessee may prepay the remaining lease payments owed and outstanding under the lease discounted by 5%. At such time as this has been done, Lessee may exercise the Option to Purchase in Paragraph 5.2 above.

EMC Corporation (Lessor)                  Mail.com, Inc. (Lessee)


                                          /s/ Debra L. McClister
--------------------------------          --------------------------------
By                                        By


                                          Debra L. McClister
--------------------------------          --------------------------------
Name                                      Name


                                          EVP & CFO
--------------------------------          --------------------------------
Title                                     Title


                                          7/29/99
--------------------------------          --------------------------------
Date                                      Date

EMC CORPORATION                                                 Supplement No. 1

                                      EMC^2

                        MASTER LEASE AGREEMENT SUPPLEMENT

This Supplement to Master Lease Agreement Number 11954 (hereinafter called the "Master Agreement") between Lessor and the Lessee whose name appears below, together with the Master Agreement, constitutes a lease of the Equipment described below (hereinafter, collectively, this "Lease"). All the terms and conditions of the Master Agreement apply to this Lease with the same force and effect as if all said terms and conditions were fully set forth herein and said terms and conditions are incorporated herein and made part hereof by reference. All capitalized terms not defined in this Supplement shall have the meanings given such terms in the Master Agreement. It is the intent of the parties that this Supplement be separately enforceable as a complete and independent lease, independent of all other Supplements to the Lease.

Equipment Description:

                                                                         Original
                                            Monthly                        Term      Equipment
Item     Qty.    Equipment                  Rent                          (Mos.)     Cost
----     ----    ---------                  ----                          ------     ----
 1.       1      3930-36 Symmetrix Frame    Step Payments:                  36       $2,599,280.00
 2.       32     3030-36M2                  Months  1 - 12 @ $72,667.00              Included
 3.       8      3030-18M2                  Months 13 - 24 @ $72,905.00              Included
 4.       4      DP2-FCD2                   Months 25 - 36 @ $95,621.00              Included
 5.       2      DP2-USD4SW                 Included                                 Included
 6.       1      MEM2-8192                  Included                                 Included
 7.       8      FC10M-50M                  Included                                 Included

 8.       1      SYMMGR-PKG                 Included                                 Included
 9.       1      PWRPATHENT                 Included                                 Included
 10.      1      TF-OPEN                    Included                                 Included

 11.      2      EC-1000                    Included                                 Included
 12.      1      SP-1001                    Included                                 Included
 13.      4      ED-1032-32S                Included                                 Included
 14.      1      EM-1002                    Included                                 Included
 15.      4      PM-1032                    Included                                 Included
 16.      4      V-LOGIX-X9                 Included                                 Included
 17.      56     FC30M-50M                  Included                                 Included

 18.      1      PS-LVL1-SYM                Included                                 Included
 19.      1      PS-LVL1-TIME               Included                                 Included
 20.      1      PS-LVL1-PWP

* The Anticipated Commencement Date is August 1, 1999.
* Includes 36 Months Hardware and Software Warranty.

Equipment Location: Exodus Communications, Internet Data Center,
                    Harborside Financial Center,
                    34 Exchange Place, Jersey City, NJ 07302-3885

Monthly Rent: The first payment of monthly rent is due and payable on the Commencement Date. Subsequent payments of monthly rent are due and payable on the same date of each succeeding month. The Lease Term for each Unit will automatically extend for successive three (3) month periods after the expiration of the original term in accordance with all the terms and conditions of this Lease including the same monthly rent, until either party shall give the other party at least sixty (60) days prior notice of its intent not to extend or renew this Supplement.

SUPPLEMENT ACCEPTED BY:

EMC CORPORATION (Lessor)                       MAIL.COM, INC. (Lessee)


By:                                            By: /s/ Debra L. McClister
   ----------------------------                   ----------------------------
     (Authorized Signature)                         (Authorized Signature)

                                               Debra L. McClister  EVP & CFO
-------------------------------                -------------------------------
          (Name/Title)                                   (Name/Title)

                                                           7/29/99
-------------------------------                -------------------------------
             (Date)                                         (Date)

                             (Continued on reverse)

                                  Addendum One
                                       to
                             Lease Supplement No. 1
                       to Master Lease Agreement No. 11954
                                     between
                       Mail.com, Inc. and EMC Corporation

Provided no event of default has occurred and is continuing to occur, at the end of the initial non-cancellable term, Lessee shall have the option to exercise the following options by providing Lessor with at least sixty (60) days prior written notice of its intent to:

1. Purchase the equipment as listed on the above referenced Supplement for:

      a. The then Fair Market Value according to the terms and conditions of the Master Lease plus and applicable taxes.

                                       or

      b. A Fixed Purchase Option of sixteen percent (16%) of the original Equipment Cost as shown on the above referenced Supplement, plus any applicable taxes.

Monthly renewal lease payments will be due and payable under the original lease until payment in full is received by Lessor for either Option a or b above.

EMC Corporation (Lessor)                  Mail.com, Inc. (Lessee)


                                          /s/ Debra L. McClister
--------------------------------          --------------------------------
By                                        By


                                          Debra L. McClister
--------------------------------          --------------------------------
Name                                      Name


                                          EVP & CFO
--------------------------------          --------------------------------
Title                                     Title


                                          7/29/99
--------------------------------          --------------------------------
Date                                      Date

EMC CORPORATION                                                 Supplement No. 2

                                      EMC^2

                        MASTER LEASE AGREEMENT SUPPLEMENT

This Supplement to Master Lease Agreement Number 11954 (hereinafter called the "Master Agreement") between Lessor and the Lessee whose name appears below, together with the Master Agreement, constitutes a lease of the Equipment described below (hereinafter, collectively, this "Lease"). All the terms and conditions of the Master Agreement apply to this Lease with the same force and effect as if all said terms and conditions were fully set forth herein and said terms and conditions are incorporated herein and made part hereof by reference. All capitalized terms not defined in this Supplement shall have the meanings given such terms in the Master Agreement. It is the intent of the parties that this Supplement be separately enforceable as a complete and independent lease, independent of all other Supplements to the Lease.

Equipment Description:

                                                                         Original
                                            Monthly                        Term      Equipment
Item     Qty.    Equipment                  Rent                          (Mos.)     Cost
----     ----    ---------                  ----                          ------     ----
 1.       1      3930-36 Symmetrix Frame    Step Payments:                  36       $2,230,065.00
 2.       32     3030-36M2                  Months  1 - 12 @ $61,810.00              Included
 3.       8      3030-18M2                  Months 13 - 24 @ $62,089.00              Included
 4.       4      DP2-FCD2                   Months 25 - 36 @ $77,885.00              Included
 5.       2      DP2-USD4SW                 Included                                 Included
 6.       1      MEM2-8192                  Included                                 Included
 7.       8      FC10M-50M                  Included                                 Included

 8.       1      SYMMGR-PKG                 Included                                 Included
 9.       1      PWRPATHENT                 Included                                 Included
 10.      1      TF-OPEN                    Included                                 Included

 11.      2      CFS-14                     Included                                 Included
 12.      12     CDM5-2E4                   Included                                 Included
 13.      2      CCS3-E                     Included                                 Included
 14.      12     CF2-UNIX-LIC               Included                                 Included
 15.      2      CFS-CSMGR-LIC              Included                                 Included
 16.      24     C12MINI68S                 Included                                 Included

 17.      1      PS-LVL1-SYM                Included                                 Included
 18.      1      PS-LVL1-TIME               Included                                 Included
 19.      1      PS-LVL1-PWP                Included                                 Included
 20.      2      PS-CFS-PM                  Included                                 Included

* The Anticipated Commencement Date is August 1, 1999.
* Includes 36 Months Hardware and Software Warranty.

Equipment Location: Exodus Communications, Internet Data Center,
                    Harborside Financial Center,
                    34 Exchange Place, Jersey City, NJ 07302-3885

Monthly Rent: The first payment of monthly rent is due and payable on the Commencement Date. Subsequent payments of monthly rent are due and payable on the same date of each succeeding month. The Lease Term for each Unit will automatically extend for successive three (3) month periods after the expiration of the original term in accordance with all the terms and conditions of this Lease including the same monthly rent, until either party shall give the other party at least sixty (60) days prior notice of its intent not to extend or renew this Supplement.

SUPPLEMENT ACCEPTED BY:

EMC CORPORATION (Lessor)                       MAIL.COM, INC. (Lessee)


By:                                            By: /s/ Debra L. McClister
   ----------------------------                   ----------------------------
     (Authorized Signature)                         (Authorized Signature)

                                               Debra L. McClister  EVP & CFO
-------------------------------                -------------------------------
          (Name/Title)                                   (Name/Title)

                                                           7/29/99
-------------------------------                -------------------------------
             (Date)                                         (Date)

                             (Continued on reverse)

                                  Addendum One
                                       to
                             Lease Supplement No. 2
                       to Master Lease Agreement No. 11954
                                     between
                       Mail.com, Inc. and EMC Corporation

Provided no event of default has occurred and is continuing to occur, at the end of the initial non-cancellable term, Lessee shall have the option to exercise the following options by providing Lessor with at least sixty (60) days prior written notice of its intent to:

1. Purchase the equipment as listed on the above referenced Supplement for:

      a. The then Fair Market Value according to the terms and conditions of the Master Lease plus and applicable taxes.

                                       or

      b. A Fixed Purchase Option of sixteen percent (16%) of the original Equipment Cost as shown on the above referenced Supplement, plus any applicable taxes.

Monthly renewal lease payments will be due and payable under the original lease until payment in full is received by Lessor for either Option a or b above.

EMC Corporation (Lessor)                  Mail.com, Inc. (Lessee)


                                          /s/ Debra L. McClister
--------------------------------          --------------------------------
By                                        By


                                          Debra L. McClister
--------------------------------          --------------------------------
Name                                      Name


                                          EVP & CFO
--------------------------------          --------------------------------
Title                                     Title


                                          7/29/99
--------------------------------          --------------------------------
Date                                      Date

EMC CORPORATION                                                 Supplement No. 3

                                      EMC^2

                        MASTER LEASE AGREEMENT SUPPLEMENT

This Supplement to Master Lease Agreement Number 11954 (hereinafter called the "Master Agreement") between Lessor and the Lessee whose name appears below, together with the Master Agreement, constitutes a lease of the Equipment described below (hereinafter, collectively, this "Lease"). All the terms and conditions of the Master Agreement apply to this Lease with the same force and effect as if all said terms and conditions were fully set forth herein and said terms and conditions are incorporated herein and made part hereof by reference. All capitalized terms not defined in this Supplement shall have the meanings given such terms in the Master Agreement. It is the intent of the parties that this Supplement be separately enforceable as a complete and independent lease, independent of all other Supplements to the Lease.

Equipment Description:

                                                                         Original
                                            Monthly                        Term      Equipment
Item     Qty.    Equipment                  Rent                          (Mos.)     Cost
----     ----    ---------                  ----                          ------     ----
 1.       1      3930-36 Symmetrix Frame    Step Payments:                  36       $2,001,215.00
 2.       32     3030-36M2                  Months  1 - 12 @ $56,388.00              Included
 3.       8      3030-18M2                  Months 13 - 24 @ $56,784.00              Included
 4.       4      DP2-FCD2                   Months 25 - 36 @ $70,910.00              Included
 5.       2      DP2-USD4SW                 Included                                 Included
 6.       1      MEM2-8192                  Included                                 Included
 7.       8      FC10M-50M                  Included                                 Included

 8.       1      SYMMGR-PKG                 Included                                 Included
 9.       1      PWRPATHENT                 Included                                 Included
 10.      1      TF-OPEN                    Included                                 Included

 11.      1      PS-LVL1-SYM                Included                                 Included
 12.      1      PS-LVL1-TIME               Included                                 Included
 13.      1      PS-LVL1-PWP                Included                                 Included

 14.      3      EDE-TIER3                  Included                                 Included
 15.      6      EFS-TIER1                  Included                                 Included

* The Anticipated Commencement Date is August 1, 1999.
* Includes 36 Months Hardware and Software Warranty.

Equipment Location: Exodus Communications, Internet Data Center,
                    Harborside Financial Center,
                    34 Exchange Place, Jersey City, NJ 07302-3885

Monthly Rent: The first payment of monthly rent is due and payable on the Commencement Date. Subsequent payments of monthly rent are due and payable on the same date of each succeeding month. The Lease Term for each Unit will automatically extend for successive three (3) month periods after the expiration of the original term in accordance with all the terms and conditions of this Lease including the same monthly rent, until either party shall give the other party at least sixty (60) days prior notice of its intent not to extend or renew this Supplement.

SUPPLEMENT ACCEPTED BY:

EMC CORPORATION (Lessor)                       MAIL.COM, INC. (Lessee)


By:                                            By: /s/ Debra L. McClister
   ----------------------------                   ----------------------------
     (Authorized Signature)                         (Authorized Signature)

                                                          EVP & CFO
-------------------------------                -------------------------------
          (Name/Title)                                   (Name/Title)

                                                           7/29/99
-------------------------------                -------------------------------
             (Date)                                         (Date)

                             (Continued on reverse)

                                  Addendum One
                                       to
                             Lease Supplement No. 3
                       to Master Lease Agreement No. 11954
                                     between
                       Mail.com, Inc. and EMC Corporation

Provided no event of default has occurred and is continuing to occur, at the end of the initial non-cancellable term, Lessee shall have the option to exercise the following options by providing Lessor with at least sixty (60) days prior written notice of its intent to:

1. Purchase the equipment as listed on the above referenced Supplement for:

      a. The then Fair Market Value according to the terms and conditions of the Master Lease plus and applicable taxes.

                                       or

      b. A Fixed Purchase Option of sixteen percent (13%) of the original Equipment Cost as shown on the above referenced Supplement, plus any applicable taxes.

Monthly renewal lease payments will be due and payable under the original lease until payment in full is received by Lessor for either Option a or b above.

EMC Corporation (Lessor)                  Mail.com, Inc. (Lessee)


                                          /s/ Debra L. McClister
--------------------------------          --------------------------------
By                                        By


                                          Debra L. McClister
--------------------------------          --------------------------------
Name                                      Name


                                          EVP & CFO
--------------------------------          --------------------------------
Title                                     Title


                                          7/29/99
--------------------------------          --------------------------------
Date                                      Date

EMC CORPORATION                                                 Supplement No. 4

                                      EMC^2

                        MASTER LEASE AGREEMENT SUPPLEMENT

This Supplement to Master Lease Agreement Number 11954 (hereinafter called the "Master Agreement") between Lessor and the Lessee whose name appears below, together with the Master Agreement, constitutes a lease of the Equipment described below (hereinafter, collectively, this "Lease"). All the terms and conditions of the Master Agreement apply to this Lease with the same force and effect as if all said terms and conditions were fully set forth herein and said terms and conditions are incorporated herein and made part hereof by reference. All capitalized terms not defined in this Supplement shall have the meanings given such terms in the Master Agreement. It is the intent of the parties that this Supplement be separately enforceable as a complete and independent lease, independent of all other Supplements to the Lease.

Equipment Description:

                                                                         Original
                                            Monthly                        Term      Equipment
Item     Qty.    Equipment                  Rent                          (Mos.)     Cost
----     ----    ---------                  ----                          ------     ----
 1.       1      3930-36 Symmetrix Frame    Step Payments:                  36       $1,552,596.00
 2.       32     3030-36M2                  Months  1 - 12 @ $41,638.00              Included
 3.       8      3030-18M2                  Months 13 - 24 @ $41,777.00              Included
 4.       4      DP2-FCD2                   Months 25 - 36 @ $55,903.00              Included
 5.       2      DP2-USD4SW                 Included                                 Included
 6.       1      MEM2-8192                  Included                                 Included
 7.       8      FC10M-50M                  Included                                 Included

 8.       1      SYMMGR-PKG                 Included                                 Included
 9.       1      PWRPATHENT                 Included                                 Included
 10.      1      TF-OPEN                    Included                                 Included

 11.      1      PS-LVL1-SYM                Included                                 Included
 12.      1      PS-LVL1-TIME               Included                                 Included
 13.      1      PS-LVL1-PWP                Included                                 Included

 14.      1      LP-7000-E-N1               Included                                 Included
 15.      1      FC64-1063-EMC              Included                                 Included

* The Anticipated Commencement Date is August 1, 1999.
* Includes 36 Months Hardware and Software Warranty.

Equipment Location: Exodus Communications, Internet Data Center,
                    Harborside Financial Center,
                    34 Exchange Place, Jersey City, NJ 07302-3885

Monthly Rent: The first payment of monthly rent is due and payable on the Commencement Date. Subsequent payments of monthly rent are due and payable on the same date of each succeeding month. The Lease Term for each Unit will automatically extend for successive three (3) month periods after the expiration of the original term in accordance with all the terms and conditions of this Lease including the same monthly rent, until either party shall give the other party at least sixty (60) days prior notice of its intent not to extend or renew this Supplement.

SUPPLEMENT ACCEPTED BY:

EMC CORPORATION (Lessor)                       MAIL.COM, INC. (Lessee)


By:                                            By: /s/ Debra L. McClister
   ----------------------------                   ----------------------------
     (Authorized Signature)                         (Authorized Signature)

                                               Debra L. McClister  EVP & CFO
-------------------------------                -------------------------------
          (Name/Title)                                   (Name/Title)

                                                           7/29/99
-------------------------------                -------------------------------
             (Date)                                         (Date)

                             (Continued on reverse)

                                  Addendum One
                                       to
                             Lease Supplement No. 4
                       to Master Lease Agreement No. 11954
                                     between
                       Mail.com, Inc. and EMC Corporation

Provided no event of default has occurred and is continuing to occur, at the end of the initial non-cancellable term, Lessee shall have the option to exercise the following options by providing Lessor with at least sixty (60) days prior written notice of its intent to:

1. Purchase the equipment as listed on the above referenced Supplement for:

      a. The then Fair Market Value according to the terms and conditions of the Master Lease plus and applicable taxes.

                                       or

      b. A Fixed Purchase Option of sixteen percent (14.5%) of the original Equipment Cost as shown on the above referenced Supplement, plus any applicable taxes.

Monthly renewal lease payments will be due and payable under the original lease until payment in full is received by Lessor for either Option a or b above.

EMC Corporation (Lessor)                  Mail.com, Inc. (Lessee)


                                          /s/ Debra L. McClister
--------------------------------          --------------------------------
By                                        By


                                          Debra L. McClister
--------------------------------          --------------------------------
Name                                      Name


                                          EVP & CFO
--------------------------------          --------------------------------
Title                                     Title


                                          7/29/99
--------------------------------          --------------------------------
Date                                      Date

           EMC^2
The Enterprise Storage Company

                                 EMC CORPORATION
                           SOFTWARE LICENSE AGREEMENT

This Software License Agreement ("Agreement") dated the __________ day of ________________________ 199____, is between EMC Corporation, identified herein as "EMC", and Mail.com, Inc. identified herein as "Customer". The parties hereby agree to the following terms and conditions:

1. DEFINITIONS

Acceptance. Acceptance for Software shall occur seven (7) days after shipment of such Software by EMC.

Core Software: EMC microcode and firmware that enable a Designated EMC System to perform its basic storage functions. Core Software does not include any Enterprise Storage Software.

Designated EMC System: The storage system owned by Customer at the Designated Site identified by the serial number set forth on the storage system cabinet,

Designated Site: Customer's facility where the Host CPU or Designated EMC System is located.

Enterprise Storage Software: Software separately identified by EMC other than Core Software and Maintenance Aids, which consists of:

      I. Host-based Software: Software that is licensed for use on one or more Host CPUs, as designated by EMC.

      II. Symmetrix-based Software: Software that is licensed for use on the Designated EMC System and, if applicable, one or more Host CPUs, as designated by EMC.

Host CPU: A central processing unit designated by Customer for operation with the Designated EMC System.

Maintenance Aids: Hardware, software and other aids used by EMC in furnishing Maintenance Services.

Maintenance Services: Maintenance services for Core Software and Enterprise Storage Software provided under this Agreement.

Software: Core Software, Enterprise Storage Software and any other software licensed by EMC to Customer. Software does not include Maintenance Aids.

Software Release: New revisions by EMC consisting of:

      I. Maintenance Release: A new revision of Software that includes corrections, updates and minor modifications to existing features.

      II. New Release: A new revision of Software that expands or extends currently existing features, functions or capabilities,

      III. New Version: A new revision of Software that includes substantial new features, functions or capabilities.

2. SOFTWARE LICENSE

(1). EMC grants to Customer a non-exclusive, non-transferable license to use the Software solely in conjunction with the Designated EMC System or Host CPU, as applicable, for which the Software was licensed, provided Customer pays all applicable one-time and annual usage fees in accordance with the provisions of this Agreement

(2). Customer shall not, without EMC's prior written consent, provide, disclose or otherwise make available Software in any form to any person other than Customer's employees, independent contractors or consultants, who shall use the Software solely for Customer's internal business purposes in a manner consistent with this Agreement. Customer shall be fully responsible to EMC for the actions of its employees, independent contractors and consultants.

(3). Customer may make one copy of the Software for back-up and archival purposes for use only in the case of a malfunction of Software, EMC Designated System or Host CPU, as applicable.

(4). Customer may, only after written notice to EMC, change the location of a Designated EMC System or Host CPU upon which the licensed Software is used to a replacement location. If Customer moves the Software to another Designated EMC System or Host CPU which has a different model number than the originally Designated EMC System or Host CPU, Customer agrees to pay. if applicable, an upgrade fee based on EMC's then-current price and upgrade policy and, at the next support anniversary date, agrees to pay applicable fees based upon the replacement model number.

(5). If Customer is granted a license to use Software in conjunction with a Statement of Work (a "Project License"), Customer shall have a non-transferable right to use the Software only for the purpose of conducting a specific project under such Statement of Work. The Project License term shall be for one (1) year or the completion of the project, whichever occurs first.

(6). Customer shall not use the Software on any device other than the Designated EMC System or Host CPU, as applicable, except that the Enterprise Storage Software may be temporarily transferred to a replacement Designated EMC System or Host CPU, as applicable (and deleted from the original Designated EMC System or Host CPU) if the Designated EMC System or Host CPU is inoperable due to malfunction or Initiation of a disaster recovery program or if the Designated EMC System or Host CPU is otherwise not able to use the Enterprise Storage Software.

(7). Ownership: No title to, or ownership of, the Software is transferred to Customer, and any references to "sale" or "purchase", with respect to the Software, shall be deemed to mean "license on the terms contained in this Agreement." Customer shall reproduce and include EMC's copyright and other proprietary notices on and in any copies, including but not limited to partial, physical or electronic pies of the Software. Neither Customer nor any of its agents, independent contractors or consultants shall modify, enhance. supplement, create derivative works from, reverse assemble, reverse engineer, reverse compile or otherwise reduce the Software to human readable form without EMC's prior written consent. If Customer requires access to the source code of the Software in order to achieve interoperability of the Software with other software in the European Union or Norway, Customer shall provide EMC with written notice. EMC can then decide either: (i) to perform the work in order to achieve such interoperability and charge EMC's then-current rates for such work to Customer; or (ii) to permit Customer to reverse engineer parts of the Software in order to obtain such source code, but only to the extent necessary to achieve such interoperability. Customer shall promptly report to EMC any violation of this clause and shall take such further steps as may be reasonably requested by EMC to remedy any such violation and to prevent future violations.

(8). Secondary Purchaser: Unless the business is transferred or merged, Customer's right to use the Software may not be assigned, sublicensed or otherwise transferred; provided however, that if Customer sells or transfers the Designated EMC System, EMC shall offer to license the Core Software and to render Equipment and Core Software Maintenance Services to any bona fide end user (hereinafter "Secondary Purchaser") to whom Customer has transferred the Designated EMC System pursuant to EMC's then-current standard terms and conditions, so long as such Secondary Purchaser is not deemed, in EMC's reasonable discretion, to be a competitor of EMC's. Whenever the Core Software is licensed to a Secondary Purchaser in accordance with this Paragraph, EMC shall offer to provide de-installation services for Customer and re-installation and certification for Equipment and Core Software Maintenance Services for the Secondary Purchaser at EMC's then-current applicable fees.

(9). Software Releases: EMC shall provide Software Releases as part of Maintenance Services. A Software Release does not include new Software products. A Software Release is treated as Software and is covered by the license to the original Software.

(10). Maintenance Aids: Maintenance Aids (including diagnostic tools) for aiding the provision of Maintenance Services are owned by EMC and provided at Customer's site for use by EMC's personnel. Customer agrees to use its best efforts to prevent the unauthorized use or disclosure of Maintenance Aids. Customer will not allow copies to be made of any Maintenance Aids. Customer further agrees to allow EMC, upon reasonable notice, to enter the Designated Site(s) to remove Maintenance Aids. Nothing hereunder grants to Customer a license to make use of Maintenance Aids in any way.

3. PATENTS AND COPYRIGHTS

(1). If Customer notifies EMC promptly in writing of any action (and all prior related claims) brought against Customer alleging that Customer's use of any Software or its receipt of any Service infringes a valid patent or copyright, EMC will defend that action at its expense and will pay the costs and damages awarded against Customer in the action, provided (i) that EMC shall have sole control of the defense of any such action and all negotiations for its settlement or compromise and (ii) Customer provides all reasonable assistance requested by EMC. If a permanent injunction is obtained in such action against Customer's use or receipt of such Software or if in EMC's opinion such Software is likely to become the subject of a permanent injunction, EMC will at its option and expense either procure for Customer the right to continue using or receiving such Software, replace or modify such Software so that it becomes non-infringing or pay Customer a refund based on a straight line depreciation of the price of such Software over five (5) years upon return of the Software to EMC or refund the unused amounts paid to EMC for discontinued Maintenance Services, as the case may be.

(2). EMC shall have no liability to Customer if the alleged infringement is based on (i) use, sale or receipt of any of the Software in combination with other equipment, software or services not sold to Customer by EMC; (ii) use of any of the Software in a manner or for a purpose for which they were not designed; (iii) use of the Software, when use of a Software Release which EMC has made commercially available would have avoided such infringement; (iv) any modification to any of the Software not made by EMC, or any modifications to any of the Software made by EMC pursuant to Customers specific instructions; or (v) any intellectual property right owned or licensed by Customer or any of its Affiliates

(3) THIS PATENTS AND COPYRIGHTS SECTION STATES EMC'S ENTIRE LIABILITY WITH RESPECT TO ANY ALLEGED INFRINGEMENTS OF PATENTS, COPYRIGHTS AND OTHER INTELLECTUAL PROPERTY RIGHTS BY THE SOFTWARE OR ANY PART OF THEM OR BY THEIR OPERATION, USE OR RECEIPT.

4. WARRANTY

(1). Warranty for Software

(a). EMC warrants that the Core Software shall be free from material defects in materials and workmanship and that the Core Software shall perform substantially in accordance with EMC's written specifications for such Core Software for two
(2) years from Acceptance, under normal use and regular recommended service.

(b) EMC warrants that the Enterprise Storage Software shall, under normal use. perform substantially in accordance with EMC's written specifications for such Enterprise Storage Software. The warranty period for Enterprise Storage Software shall be for a period of ninety (90) days from Acceptance.

(c). EMC's entire liability and Customers exclusive remedy under the above two warranties described in the two preceding paragraphs shall be for EMC to use reasonable efforts to remedy material defects covered by these warranties within a reasonable period of time or, at EMC's option, either to replace the non-conforming Software or to refund the amount paid by Customer for such Software, as depreciated on a straight line basis over a five (5) year period upon return of such Software to EMC. EMC does not warrant that the operation of the Software will be uninterrupted or error free, or that all Software defects can be corrected. Customer shall return the replaced Software to EMC upon EMC's request.

(2). The warranties described above do not include efforts to remedy, repair or replace as a result of: (i) accident or neglect; (ii) problems relating to or residing in other hardware, software or services with which the Software is used; (iii) installation of the Software not in accordance with EMC's instructions or specifications; (iv) use of the Software in an environment, in a manner or for a purpose for which it was not designed; and (v) installation, modification, alteration or repair of the Equipment or the Software by anyone other than EMC or its authorized representatives.

(3). Disclaimer of Warranties: EXCEPT AS EXPRESSLY STATED IN THIS WARRANTY SECTION, EMC MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WRITTEN OR ORAL, BY OPERATION OF LAW OR OTHERWISE, OF ANY SOFTWARE FURNISHED UNDER OR IN CONNECTION WITH THIS AGREEMENT. EMC DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, OR NON-INFRINGEMENT AND THOSE ARISING BY STATUTE OR OTHERWISE IN LAW OR FROM A COURSE OF DEALING OR USAGE OF TRADE.

5. MAINTENANCE SERVICES

(1). Warranty Period: Maintenance Services shall be provided at no additional cost during the respective warranty periods for (i) Core Software and (ii) licensed Enterprise Storage Software.

(2). Automatic Enrollment After the warranty period ends for Core Software, Customer shall be automatically enrolled for continued Core Software Maintenance Services for such Core Software and invoiced accordingly; provided Customer may decline such automatic enrollment in writing sixty (60) days prior to the end of the applicable warranty or continued support period. Customer shall be enrolled for Enterprise Storage Software Maintenance Services for so long as Customer maintains its right to use Enterprise Storage Software pursuant to this Agreement.

(3). Support Procedures: Customer shall designate in writing a reasonable number of authorized contacts, as determined by Customer and EMC ("Support Contacts), who shall initially report problems and receive support from EMC hereunder. A change to the authorized Support Contacts by Customer must be submitted in writing to EMC by one of Customers duty authorized representatives.

(4). Continuous Support: Core Software Maintenance Services shall be subject to the terms of this Agreement and shall include (a) EMC keeping the Core Software in good operating condition in conformance with applicable specifications, which includes remedial maintenance and the installation of engineering changes deemed necessary by EMC; (b) 24-hour English-language help line service, seven days per week, via telephone or other electronic media; (c) Maintenance Releases and New Releases; (d) documentation updates, as they become available; and (e) replacement of the Core Software at no charge if the media becomes destroyed or damaged so that such Core Software becomes unusable.

(5). Non-continuous Support: In the event the Core Software was not maintained by EMC immediately prior to Customers order, Core Software Maintenance Services will commence upon EMC's certification that the Core Software is in good operating condition. Efforts to make such a certification shall be at EMC's then-current rates for such certification services. Customer shall also be invoiced for all applicable fees.

(6) Enterprise Storage Software Support: Enterprise Storage Software Maintenance Services shall be subject to the terms of this Agreement and shall include the following: (a) 24-hour English-language help line service, seven days per week, via telephone or other electronic media; (b) Software Release; (c) documentation updates, as they become available; and (d) replacement of the Enterprise Storage Software at no charge if the media becomes destroyed or damaged so that such Software becomes unusable.

(7) Limitations On Maintenance Services And Warranties: EMC shall not be required to support any releases of any Software other than the current release and the immediately prior release of such Software.

6. TERMINATION

EMC shall have the right to terminate without liability any of Customers licenses to the Software granted pursuant to this Agreement (a) if Customer fails to comply with the terms and conditions of this Agreement and then fails to cure such failure within thirty (30) days after receiving written notice thereof from EMC, or (b) if Customer fails to pay applicable fees. Upon notice of termination, Customer shall immediately cease to use all copies of the terminated Software, and shall return or destroy, and certify destruction of, the terminated Software and all portions and copies thereof.

7. DISCLAIMER AND LIMITATIONS OF LIABILITY

(1). EXCEPT AS IS PROVIDED IN THE PATENTS AND COPYRIGHTS SECTION OF THIS AGREEMENT, EMC'S LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE LICENSE OF SOFTWARE, THE PROVISION OF SERVICES AND THE USE, PERFORMANCE, RECEIPT OR DISPOSITION OF SUCH SOFTWARE OR SERVICES, WHETHER BASED UPON WARRANTY, CONTRACT, TORT OR OTHERWISE, SHALL NOT EXCEED THE LESSER OF THE ACTUAL AMOUNTS PAID BY CUSTOMER (OTHER THAN REIMBURSEMENT OF EMC'S EXPENSES) FOR SUCH SOFTWARE AND/OR SERVICES DURING THE IMMEDIATELY PRECEDING 12 MONTH PERIOD OR ONE MILLION US DOLLARS ($1,000,000). EMC'S LIABILITY FOR DAMAGES SHALL BE LIMITED TO DAMAGES CAUSED BY EMC'S SOLE NEGLIGENCE, AND IS FURTHER LIMITED BY THE WARRANTY SECTION OF THIS AGREEMENT. CUSTOMER WAIVES THE RIGHT TO BRING ANY CLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT MORE THAN EIGHTEEN MONTHS AFTER THE CAUSE OF ACTION UPON WHICH THE CLAIM IS BASED.

(2). IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, LOSS OF DATA OR LOSS OF USE DAMAGES) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

8. GOVERNING LAW:

This Agreement shall be governed, interpreted and construed in accordance with the laws of the Commonwealth of Massachusetts, U.S.A., excluding its conflict of laws rules.

Signed by authorized representatives of both parties.

EMC Corporation
("EMC")

--------------------------------------------------------------------------------
Signature

--------------------------------------------------------------------------------
Printed Name

--------------------------------------------------------------------------------
Title


Mail.com, Inc.
--------------------------------------------------------------------------------
("Customer")

/s/ Bob Helfant
--------------------------------------------------------------------------------
Signature

Bob Helfant
--------------------------------------------------------------------------------
Printed Name

SVP
--------------------------------------------------------------------------------
Title

                           [LETTERHEAD OF MAIL.COM]

June 4,1999

Terry Bock
Senior Account Manager
EMC Corporation
11 Penn Plaza, 11th Floor
New York, NY 10001

Dear Terry:

Please accept this letter our order for the configuration below.

Symmetrix Hardware

   Qty.         Model                          Description
   ----         -----                          -----------
    4          3930-36              Symmetrix ICDA 3930 36 GB Frame
   128        3030-36M2       36 GB mirrored drives (72.4 GB usable RAID-1)
    32       303 l-18M2       18 GB mirrored drives (32.2 GB usable RAID-1)
    16       DP-FCD2-MM         2-Port Multi-Mode Fibre-Channel Director
    8        DP-USD4SW             4-Pot Ultra-SCSI Channel Director
    4        MEM2-8 192                    8 GB Cache Memory
    32        FClOM-5OM               10 Meter Fibre-Channel Cables

                             Investment: $3,742,096

Symmetrix Software

   Qty.         Model                          Description
   ----         -----                          -----------
     4       SYMMGR-BAS         Symmetrix Manager Software-Base Component
     4       SYMMGR-DDR   Symmetrix Manager Software-Dynamic Disk Reallocation
     4       SYMMOR-CTL       Symmetrix Manager Software-Control Component
     4       SYMMGR-WLA  Symmetrix Manager Software-Workload Analyzer Component
     4      POWERPATH-ENT    Powerpath Software for Enterprise-Class Service
     4         TF-OPEN            Timefinder Software for Open Systems

                              Investment: $ 844,000

Enterprise Storage Network Solution

   Qty.         Model                          Description
   ----         -----                          -----------
     2         EC-l000                     Connectrix Cabinet
     1         SP-l00l              Connectrix Service Processor Kit
     4       ED-1032-325               Connectrix Director-32 Port
     1         EM-1002                 Connectrix Manager Software
     4         PM-1032                     Connectrix PRD MOR
     4       V-LOGIX-X9                   Volume Logix Software
     56       FC3OM-50M                  Fiber 30M 50/125 Cable

                               Investment: 791,892

Celerra File Server

   Qty.         Model                          Description
   ----         -----                          -----------
     2         CFS-14                        Celerra Cabinet
     12       CDM5-2E4                  2x Quad Ethernet Datamover
     2         CCS3-E                    Celerra Control Station
     12     CPS-UNIX-LIC                  Celerra SW License
     2      CFS-CSMGR-LIC              Control Station Manager SW
     24      C12MI4-68S                      12M SCSI Cable

                              Investment: 572,187

Professional Services

   Qty.         Model                                    Description
   ----         -----                                    -----------
     4       PS-LVLl-SYM       Professional Services-Planning Install, Implementation-Symm Mgr.
     4      PS-LVL1-TIME      Professional Services-Planning, Install, Implementation-Timefinder
     4       PS-LVL1-PWP      Professional Services-Planning, Install, Implementation-Powerpath
     2        PS-CFS-PM        Professional Services-Planning, Install, Implementation-Celerra
     1        PS-ESN-PM          Professional Services-Planning, Install, Implementation-ESN

                              Investment: $ 322,000

EMC Database Edition for Oracle by VERITAS

   Qty.         Model                          Description
   ----         -----                          -----------
     3        EDE-TIER3  EMC DB Edition for Oracle for 2 Sun hosts and Symmetrix 3930
     6        EFS-TIERl        EMC Foundation Suite by Veritas for Sun 450

                              Investment: $ 348,000

Fibre-Channel Host Bus Adapters

     Model                      Description                          Price (each)      Qty       Extended Price
     -----                      -----------                          ------------      ---       --------------
LP-7000-E-NI        Emulex Fibre-Channel Host-Bus adapter for          $1,800          40            $72,000
                         Sun PCI-based machines
FC64-1063-EMC       Jaycor Fibre-Channel Host-Bus adapter for          $2,705          14            $37,870
                         Sun S-bus-based machines

Pricing on both adapters indicated above includes a 3-year warranty.

                              Investment: $ 109,870

Support

3-year Hardware Support:             $786,768
3-year Software Support:             $866,343

                   Total 3-year Support Investment $1,653,111

Solution Summary

o     Four Symmetrix 3930 Frames, with;

      o     20 TB ICDA Capacity (scalable to 57 TB raw capacity)

      o     32 GB Cache

      o     32 Fibre-Channel Connections and 32 Ultra-SCSI connections

o 2 EMC Connectrix Systems with 128-port Enterprise Fibre-Channel connectivity, Service Processor

o     2 EMC Celerra File Servers with:

o     12 Data Movers with 8 Ethernet interfaces each,

o     Control Stations

o Symmetrix Manager (GUI Symmetrix Management) including Control, Dynamic Disk Reallocator, and Workload Analyzer and Optimizer components, for Unix or NT

o     EMC Timefinder Software

o     Powerpath software for 4 Sun 6000-class servers

o     Connectrix Manager Software Suite

o     Volume Logix Software

o     Celerra Manager Software Suite

o     EMC Database Edition for Oracle by Veritas Software for 6 Sun hosts.

o     EMC Foundation Suite by Veritas for 6 Sun 450-class servers.

o Installation, Software Professional Services, Cables and related costs as indicated.

o 3-year 24x7x365 Hardware/Software Support including remote support from EMC's Worldwide Customer Service Center

Please ship the configuration above no later than June 18th, 1999 to:

Exodus Communications
Internet Data Center
Harborside Financial Center
34 Exchange Place
Jersey City, NJ 07302-3885

Additional terms and conditions to this purchase are as follows:

- Mail.com will lease the equipment as listed above thru EMC according to the payment schedule detailed above.

- Performance and acceptance criteria will be mutually agreed to by both EMC and Mail.com prior to delivery of the above listed product

- We agree to start good faith negotiations with EMC Corporation to establish mutually agreeable terms and conditions based on EMC's standard Customer Agreement, as attached. In the interim period, we agree that EMC's Customer Agreement (with exception of Paragraphs 6E and 6G, which will be superceded by the terms and conditions described in this order letter) will control the purchase of the above Products. When a new agreement has been signed by both parties, we agree that this new agreement shall apply retroactively to cover this transaction. However, we agree that the business terms describe here are now firm and not subject to re-negotiation.

- EMC agrees that pricing for Mail.com moving forward shall not exceed the pricing extended at this time. Pricing for all hardware shall decrease by 3% quarterly starting July 1, 1999,

- EMC will extend a tradeout credit of $l00,000 per 1 TB Raw Capacity for currently deployed MTI equipment up to 8 TB and $250,000 per 1 TB Raw Capacity for currently deployed Network Appliance Equipment up to 4 TB. The minimum EMC purchase in conjunction with this credit must be 12 TB, independent from this transaction, executed with the equipment returned to EMC by December 31, 1999, and in accordance with the pricing detailed in this agreement,

- The proposed solution has the following scalability available within the framework being delivered:

1. An additional 56 spare ports available on the Connectrix for connectivity/growth which enables 42 additional hosts to be added at no additional cost for connectivity.

2. An additional 96 drives (or up to 3456GB Capacity) can be added to each Symmetrix 3930-36 unit for capacity expansion. The upgrade costs for these are as follows:

      Drive Type    Minimum Capacity Upgrade   Upgrade Pricing   Upgrade Unit to Full Capacity
      ----------    ------------------------   ---------------   -----------------------------
        18GB               288GB                  $36,000                   $432,000
        36GB               566GB                  $57,600                 * $345,600

                         * Appropriate Cache Is Included

3. Each Symmetrix unit can also support an additional 8GB of cache memory. The upgrade cost of this item is $120,000 per unit.

4. An additional (8) Datamovers can be added for each Celerra Subsystem allowing a greater than 2x increase in scalability capability for performance and connectivity within each footprint,

            The upgrade cost for this upgrade (Per Datamover):

              Product                             Unit Price
              -------                             ----------
              CDMS-2E4                            $19,500
              CFS-Unix                            $22,500

5. Each unit can be upgraded to be SRDF capable by supplying (at a cost not to exceed as listed) the following components.

              Product        Qty                  Unit Price
              -------        ---                  ----------
             SRDF-3930        1                   $160,000
              DP-RLD2         2                   $ 22,500

Thank you for your consideration regarding this matter and please ship all the above equipment to arrive no later than June 25, 1999.

Sincerely


/s/ Bob Helfant
Bob Helfant
Senior Vice President

                           [LETTERHEAD OF MAIL.COM]

June 4,1999

Terry Bock
Senior Account Manager
EMC Corporation
11 Penn Plaza, 11th Floor
New York, NY 10001

Dear Terry:

Please accept this letter our order for the configuration below.

Symmetrix Hardware

   Qty.         Model                          Description
   ----         -----                          -----------
    4          3930-36              Symmetrix ICDA 3930 36 GB Frame
   128        3030-36M2       36 GB mirrored drives (72.4 GB usable RAID-1)
    32       303 l-18M2       18 GB mirrored drives (32.2 GB usable RAID-1)
    16       DP-FCD2-MM         2-Port Multi-Mode Fibre-Channel Director
    8        DP-USD4SW             4-Pot Ultra-SCSI Channel Director
    4        MEM2-8 192                    8 GB Cache Memory
    32        FClOM-5OM               10 Meter Fibre-Channel Cables

                             Investment: $3,742,096

Symmetrix Software

   Qty.         Model                          Description
   ----         -----                          -----------
     4       SYMMGR-BAS         Symmetrix Manager Software-Base Component
     4       SYMMGR-DDR   Symmetrix Manager Software-Dynamic Disk Reallocation
     4       SYMMOR-CTL       Symmetrix Manager Software-Control Component
     4       SYMMGR-WLA  Symmetrix Manager Software-Workload Analyzer Component
     4      POWERPATH-ENT    Powerpath Software for Enterprise-Class Service
     4         TF-OPEN            Timefinder Software for Open Systems

                              Investment: $ 844,000

Enterprise Storage Network Solution

   Qty.         Model                          Description
   ----         -----                          -----------
     2         EC-l000                     Connectrix Cabinet
     1         SP-l00l              Connectrix Service Processor Kit
     4       ED-1032-325               Connectrix Director-32 Port
     1         EM-1002                 Connectrix Manager Software
     4         PM-1032                     Connectrix PRD MOR
     4       V-LOGIX-X9                   Volume Logix Software
     56       FC3OM-50M                  Fiber 30M 50/125 Cable

                               Investment: 791,892

Celerra File Server

   Qty.         Model                          Description
   ----         -----                          -----------
     2         CFS-14                        Celerra Cabinet
     12       CDM5-2E4                  2x Quad Ethernet Datamover
     2         CCS3-E                    Celerra Control Station
     12     CPS-UNIX-LIC                  Celerra SW License
     2      CFS-CSMGR-LIC              Control Station Manager SW
     24      C12MI4-68S                      12M SCSI Cable

                              Investment: 572,187

Professional Services

   Qty.         Model                                    Description
   ----         -----                                    -----------
     4       PS-LVLl-SYM       Professional Services-Planning Install, Implementation-Symm Mgr.
     4      PS-LVL1-TIME      Professional Services-Planning, Install, Implementation-Timefinder
     4       PS-LVL1-PWP      Professional Services-Planning, Install, Implementation-Powerpath
     2        PS-CFS-PM        Professional Services-Planning, Install, Implementation-Celerra
     1        PS-ESN-PM          Professional Services-Planning, Install, Implementation-ESN

                              Investment: $ 322,000

EMC Database Edition for Oracle by VERITAS

   Qty.         Model                          Description
   ----         -----                          -----------
     3        EDE-TIER3  EMC DB Edition for Oracle for 2 Sun hosts and Symmetrix 3930
     6        EFS-TIERl        EMC Foundation Suite by Veritas for Sun 450

                              Investment: $ 348,000

Fibre-Channel Host Bus Adapters

     Model                      Description                          Price (each)      Qty       Extended Price
     -----                      -----------                          ------------      ---       --------------
LP-7000-E-NI        Emulex Fibre-Channel Host-Bus adapter for          $1,800          40            $72,000
                         Sun PCI-based machines
FC64-1063-EMC       Jaycor Fibre-Channel Host-Bus adapter for          $2,705          14            $37,870
                         Sun S-bus-based machines

Pricing on both adapters indicated above includes a 3-year warranty.

                              Investment: $ 109,870

Support

3-year Hardware Support:             $786,768
3-year Software Support:             $866,343

                   Total 3-year Support Investment $1,653,111

Solution Summary

o     Four Symmetrix 3930 Frames, with;

      o     20 TB ICDA Capacity (scalable to 57 TB raw capacity)

      o     32 GB Cache

      o     32 Fibre-Channel Connections and 32 Ultra-SCSI connections

o 2 EMC Connectrix Systems with 128-port Enterprise Fibre-Channel connectivity, Service Processor

o     2 EMC Celerra File Servers with:

o     12 Data Movers with 8 Ethernet interfaces each,

o     Control Stations

o Symmetrix Manager (GUI Symmetrix Management) including Control, Dynamic Disk Reallocator, and Workload Analyzer and Optimizer components, for Unix or NT

o     EMC Timefinder Software

o     Powerpath software for 4 Sun 6000-class servers

o     Connectrix Manager Software Suite

o     Volume Logix Software

o     Celerra Manager Software Suite

o     EMC Database Edition for Oracle by Veritas Software for 6 Sun hosts.

o     EMC Foundation Suite by Veritas for 6 Sun 450-class servers.

o Installation, Software Professional Services, Cables and related costs as indicated.

o 3-year 24x7x365 Hardware/Software Support including remote support from EMC's Worldwide Customer Service Center

Please ship the configuration above no later than June 18th, 1999 to:

Exodus Communications
Internet Data Center
Harborside Financial Center
34 Exchange Place
Jersey City, NJ 07302-3885

Additional terms and conditions to this purchase are as follows:

- Mail.com will lease the equipment as listed above thru EMC according to the payment schedule detailed above.

- Performance and acceptance criteria will be mutually agreed to by both EMC and Mail.com prior to delivery of the above listed product

- We agree to start good faith negotiations with EMC Corporation to establish mutually agreeable terms and conditions based on EMC's standard Customer Agreement, as attached. In the interim period, we agree that EMC's Customer Agreement (with exception of Paragraphs 6E and 6G, which will be superceded by the terms and conditions described in this order letter) will control the purchase of the above Products. When a new agreement has been signed by both parties, we agree that this new agreement shall apply retroactively to cover this transaction. However, we agree that the business terms describe here are now firm and not subject to re-negotiation.

- EMC agrees that pricing for Mail.com moving forward shall not exceed the pricing extended at this time. Pricing for all hardware shall decrease by 3% quarterly starting July 1, 1999,

- EMC will extend a tradeout credit of $l00,000 per 1 TB Raw Capacity for currently deployed MTI equipment up to 8 TB and $250,000 per 1 TB Raw Capacity for currently deployed Network Appliance Equipment up to 4 TB. The minimum EMC purchase in conjunction with this credit must be 12 TB, independent from this transaction, executed with the equipment returned to EMC by December 31, 1999, and in accordance with the pricing detailed in this agreement,

- The proposed solution has the following scalability available within the framework being delivered:

1. An additional 56 spare ports available on the Connectrix for connectivity/growth which enables 42 additional hosts to be added at no additional cost for connectivity.

2. An additional 96 drives (or up to 3456GB Capacity) can be added to each Symmetrix 3930-36 unit for capacity expansion. The upgrade costs for these are as follows:

      Drive Type    Minimum Capacity Upgrade   Upgrade Pricing   Upgrade Unit to Full Capacity
      ----------    ------------------------   ---------------   -----------------------------
        18GB               288GB                  $36,000                   $432,000
        36GB               566GB                  $57,600                 * $345,600

                         * Appropriate Cache Is Included

3. Each Symmetrix unit can also support an additional 8GB of cache memory. The upgrade cost of this item is $120,000 per unit.

4. An additional (8) Datamovers can be added for each Celerra Subsystem allowing a greater than 2x increase in scalability capability for performance and connectivity within each footprint,

            The upgrade cost for this upgrade (Per Datamover):

              Product                             Unit Price
              -------                             ----------
              CDMS-2E4                            $19,500
              CFS-Unix                            $22,500

5. Each unit can be upgraded to be SRDF capable by supplying (at a cost not to exceed as listed) the following components.

              Product        Qty                  Unit Price
              -------        ---                  ----------
             SRDF-3930        1                   $160,000
              DP-RLD2         2                   $ 22,500

Thank you for your consideration regarding this matter and please ship all the above equipment to arrive no later than June 25, 1999.

Sincerely


/s/ Bob Helfant
Bob Helfant
Senior Vice President